NEWS RELEASE

Arlo Reports Second Quarter 2021 Results

Exceeded High-End of both Revenue and non-GAAP EPS Guidance for the Quarter
48% Year over Year growth in Service Revenue, Product Revenue and Total Revenue
133% Year over Year growth in Total Paid Accounts
Ended quarter with Cash, Cash Equivalents and Short-term Investments Balance at $178.7 million, with No Debt

SAN JOSE, California - August 4, 2021 - Arlo Technologies, Inc. (NYSE: ARLO), a leading internet-connected security camera brand, today reported financial results for the second quarter ended June 27, 2021.

Financial Highlights (1)

•Revenue of $98.6 million, an increase of 47.9% year over year.
•GAAP gross profit of $26.2 million, an increase of 376.8% year over year; non-GAAP gross profit of $27.5 million, an increase of 328.5% year over year.
•GAAP gross margin of 26.6%; non-GAAP gross margin of 27.9%.
•GAAP net loss per diluted share of $(0.28); non-GAAP net loss per diluted share of $(0.04).
•Cash, cash equivalents and short-term investments of $178.7 million and no debt at the end of Q2.

“I am proud to say the Arlo team delivered exceptional results across the entire business in Q2, successfully navigating considerable supply chain challenges. Revenue and non-GAAP EPS both came in above the high end of our guidance range. Our new business model for services continued to gather momentum, adding a record 146,000 Paid Accounts in the quarter and surpassing 700,000 Paid Accounts in total on July 4th, propelling our service revenue to a record $25.3 million, up an impressive 48% year-over-year. Our refreshed product line-up also contributed to very strong product revenue growth of 48% year-over-year. We continued to execute to plan in our partnership with Verisure, delivering 123% year-over-year revenue growth in Europe and commencing production of a new camera system designed specifically for the needs of the Verisure Security Channel,” said Matthew McRae, Chief Executive Officer of Arlo Technologies. “Our impressive revenue growth of 48% was significantly over-indexed by non-GAAP gross profit, which grew 328% and by $21.0 million year-over-year. Our innovation in Services accelerated with the launch of Arlo Secure and Arlo Secure Plus, our new Service plans, which will extend Arlo’s technological leadership, while adding significant value to our customers. Our industry-leading hardware continued to garner acclaim, winning multiple awards and commendations. With this tremendous progress on all fronts, we believe we are well-positioned to achieve $100.0 million in service revenue and $410.0 to $420.0 million total revenue this year.”

	Three Months Ended			Six Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(in thousands, except percentage and per share data)
Revenue	$98,571	$82,556	$66,632	$181,127	$132,082
GAAP Gross Margin	26.6%	31.3%	8.2%	28.7%	7.1%
Non-GAAP Gross Margin (1)	27.9%	32.3%	9.6%	29.9%	8.5%
GAAP Net Income (Loss) per Diluted Share	$(0.28)	$(0.13)	$(0.38)	$(0.42)	$(0.89)
Non-GAAP Net Income (Loss) per Diluted Share (1)	$(0.04)	$(0.03)	$(0.31)	$(0.07)	$(0.64)
_________________________
(1) Reconciliation of financial measures computed on a GAAP basis to financial measures computed on a non-GAAP basis are provided at the end of this press release.

Financial and Business Highlights

•Service revenue of $25.3 million for Q2, for growth of 48.3% year over year, the eighth consecutive quarter of record service revenue.
•Concluded an agreement to sublease our entire San Jose office which starts in February 2022 and runs to the end of our committed term in 2029. We expect the sublease will save $3 million to $4 million per annum across the business from next year, but due to the nature of the transaction it did generate a non-cash impairment charge of $9.1 million, which is included within our GAAP operating expenses in Q2.
•Added a record 146,000 Paid Accounts in Q2, a sequential increase of 28.1% over Q1, and a year over year increase of 239.5%.
•Launched Arlo Secure and Secure Plus, our next generation service offering to deliver the ultimate security experience.
•Won numerous awards including the Editors’ Choice award from TechHive (Pro 4 series), a Highly Recommended award from Tom’s Guide (Ultra 2), a recommendation by Digital Trends (Essential Indoor), acclaim from T3 (Essential Spotlight).

Third Quarter 2021 Business Outlook (2)

•Revenue of $100.0 million to $110.0 million.
•GAAP net loss per diluted share of $(0.30) to $(0.23), and non-GAAP net loss per diluted share of $(0.19) to $(0.12).

A reconciliation of our business outlook on a GAAP and non-GAAP basis is provided in the following table:

	Three Months Ending October 3, 2021
	Revenue	Net Loss per Diluted Share
	(in millions, except per share data)
GAAP	$100.0 - $110.0	$(0.30) - $(0.23)
Estimated adjustments for (2):
Stock-based compensation expense	—	0.10
Separation expense	—	0.01
Tax effects of non-GAAP adjustments	—	—
Non-GAAP	$100.0 - $110.0	$(0.19) - $(0.12)
_________________________
(2) Business outlook does not include estimates for any currently unknown income and expense items which, by their nature, could arise late in a quarter, including: litigation reserves, net; acquisition-related charges; impairment charges; discrete tax benefits or detriments relating to tax windfalls or shortfalls from equity awards; and any additional impacts relating to the implementation of U.S. tax reform. New material income and expense items such as these could have a significant effect on our guidance and future results.

Investor Conference Call / Webcast Details

Arlo will review the second quarter of 2021 results and discuss management’s expectations for the third quarter of 2021 today, Wednesday, August 4, 2021 at 5:00 p.m. ET (2:00 p.m. PT). The toll-free dial-in number for the live audio call is (866) 393-4306. The international dial-in number for the live audio call is (734) 385-2616. The conference ID for the call is 2694444. A live webcast of the conference call will be available on Arlo’s Investor Relations website at https://investor.arlo.com. A replay of the call will be available via the web at https://investor.arlo.com.

About Arlo Technologies, Inc.

Arlo (NYSE: ARLO) is the award-winning, industry leader that is transforming the way people experience the connected lifestyle. Arlo’s deep expertise in product design, wireless connectivity, cloud infrastructure and cutting-edge AI capabilities focuses on delivering a seamless, smart home experience for Arlo users that is easy to setup and interact with every day. The company’s cloud-based platform provides users with visibility, insight and a powerful means to help protect and connect in real-time with the people and things that matter most, from any location with a Wi-Fi or a cellular connection. To date, Arlo has launched several categories of award-winning smart connected devices, including wire-free smart Wi-Fi and LTE-enabled security cameras, indoor security cameras, video doorbells, and floodlight.

With a mission to bring users peace of mind, Arlo is as passionate about protecting user privacy as it is about safeguarding homes and families. Arlo is committed to supporting industry standards for data protection designed to keep users' personal information private and in their control. Arlo doesn't monetize personal data, provides enhanced controls for user data, supports privacy legislation, keeps user data safely secure, and puts security at the forefront of company culture.

© 2021 Arlo Technologies, Inc., Arlo and the Arlo logo are trademarks and/or registered trademarks of Arlo Technologies, Inc. and/or certain of its affiliates in the United States and/or other countries. Other brand and product names are for identification purposes only and may be trademarks or registered trademarks of their respective holder(s). The information contained herein is subject to change without notice. Arlo shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Contact:

Arlo Investor Relations
Erik Bylin
investors@arlo.com
(510) 315-1004

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The words “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words are used to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The forward-looking statements represent Arlo Technologies, Inc.’s (the "Company") expectations or beliefs concerning future events based on information available at the time such statements were made and include statements regarding our potential future business, operating performance and financial condition, including descriptions of our expected revenue, GAAP and non-GAAP gross margins, operating margins, tax rates, expenses, and cash outlook; our transition to a services-first business model; the commercial launch and momentum of Arlo Secure and Arlo Secure Plus; strategic objectives and initiatives, including our collaboration with Verisure; the commercial launch and momentum of Arlo Secure and Arlo Secure Plus; strategic objectives and initiatives, including our collaboration with Verisure; expectations regarding market expansion and future growth; plans to invest in product innovation; the Company's future product offerings; supply chain challenges; and the quote from the Company's Chief Executive Officer. These statements are based on management's current expectations and are subject to certain risks and uncertainties, including the following: future demand for the Company's products may be lower than anticipated; consumers may choose not to adopt the Company's new product offerings or adopt competing products; product performance may be adversely affected by real world operating conditions; the Company may be unsuccessful or experience delays in manufacturing and distributing its new and existing products; telecommunications service providers may choose to slow their deployment of the Company's products or utilize competing products; the Company may be unable to collect receivables as they become due; the Company may fail to manage costs, including the cost of developing new products and manufacturing and distribution of its existing offerings; the Company may incur additional costs and charges associated with the transactions contemplated by the Verisure partnership; the Company may not receive the minimum commitment amounts from Verisure; the COVID-19 pandemic could have an adverse impact on the Company's business, operations and the markets and communities in which the Company and its partners and customers operate; the Company may fail to successfully continue to effect operating expense savings; changes in the level of the Company's cash resources and the Company's planned usage of such resources; changes in the Company's stock price and developments in the business that could increase the Company's cash needs; fluctuations in foreign exchange rates; the actions and financial health of the Company's customers; the anticipated financial capacity under the Company's revolving credit line may not be available when expected, or at all; and the Company may not be able to carry out its restructuring plan. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Further information on potential risk factors that could affect the Company's and its business are detailed in the Company's periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors,” in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2021, filed with the Securities and Exchange Commission on May 6, 2021 and subsequent filings with the Securities and Exchange Commission. Given these circumstances, you should not place undue reliance on these forward-looking statements. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Information:

To supplement our unaudited selected financial data presented on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”), we disclose certain non-GAAP financial measures that exclude certain charges, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, non-GAAP total operating expenses, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP other income (expenses), net, non-GAAP provision for income taxes, non-GAAP net income (loss) and non-GAAP net income (loss) per diluted share. These supplemental measures exclude adjustments for separation expense, stock-based compensation expense, amortization of intangibles, impairment charges, restructuring and other charges, strategic initiative and transaction expenses, gain on sale of business, litigation reserves, and the related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of our operating performance on a period-to-period basis because such items are not, in our view, related to our ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with our GAAP measures, provide useful information to investors by offering:

–the ability to make more meaningful period-to-period comparisons of our on-going operating results;
–the ability to better identify trends in our underlying business and perform related trend analyses;
–a better understanding of how management plans and measures our underlying business; and
–an easier way to compare our operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

The following are explanations of the adjustments that we incorporate into non-GAAP measures, as well as the reasons for excluding them in the reconciliations of these non-GAAP financial measures:

Separation expense consists of expenses that are related to the separation of our business from NETGEAR. These consist primarily of costs of legal and professional services for IPO-related litigation associated with our separation from NETGEAR. We consider our operating results without these charges when evaluating our ongoing performance and forecasting our earnings trends, and therefore exclude such charges when presenting non-GAAP financial measures. We believe that the assessment of our operations excluding these costs is relevant to our assessment of internal operations and comparisons to the performance of our competitors.

Stock-based compensation expense consists of non-cash charges for the estimated fair value of stock options, performance-based stock options, restricted stock units, performance-based restricted stock units, shares under the employee stock purchase plan granted to employees and employees' annual bonus in RSU form. We believe that the exclusion of these charges provides for more accurate comparisons of our operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, we believe it is useful to investors to understand the specific impact stock-based compensation expense has on our operating results.

Amortization of intangibles consists primarily of non-cash charges that can be impacted by, among other things, the timing and magnitude of acquisitions. We consider our operating results without these charges when evaluating our ongoing performance and forecasting our earnings trends, and therefore exclude such charges when presenting non-GAAP financial measures. We believe that the assessment of our operations excluding these costs is relevant to an assessment of our internal operations and comparisons to our prior and future periods and to the performance of our competitors.

Strategic initiative and transaction expenses consist of legal fees associated with the strategic review of the Company and legal fees, accounting fees and other one-time costs incurred to complete the Verisure transaction. We consider our operating results without these charges when evaluating our ongoing performance and forecasting our earnings trends, and therefore exclude such charges when presenting non-GAAP financial measures. We believe that the assessment of our operations excluding these costs is relevant to our assessment of internal operations and comparisons to the performance of our competitors.

Gain on sale of business represents gain from sale of the Company's commercial operations in Europe. We consider our operating results without this gain when evaluating our ongoing performance and forecasting our earnings trends, and therefore exclude such gain when presenting non-GAAP financial measures. We believe that the assessment of our operations excluding the gain is relevant to our assessment of internal operations and comparisons to the performance of our competitors.

Other items are the result of either unique or unplanned events, including, when applicable: restructuring and other charges, litigation reserves, net and Impairment charges. It is difficult to predict the occurrence or estimate the amount or timing of these items in advance. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our on-going operations with prior and future periods. The amounts result from events that often arise from unforeseen circumstances, which often occur outside of the ordinary course of continuing operations. Therefore, the amounts do not accurately reflect the underlying performance of our continuing business operations for the period in which they are incurred.

Tax effects consist of the various above adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income. We also believe providing financial information with and without the income tax effects relating to our non-GAAP financial measures provides our management and users of the financial statements with better clarity regarding the on-going performance of our business.

Source: Arlo-F

***Financial Tables Attached***

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	As of
	June 27, 2021	December 31, 2020
	(In thousands, except share and per share data)
ASSETS
Current assets:
Cash and cash equivalents	$178,698	$186,127
Short-term investments (amortized cost of $— and $19,996)	—	19,997
Accounts receivable, net (net of allowance for credit losses of $536 and $519)	51,890	77,643
Inventories	43,155	64,705
Prepaid expenses and other current assets	11,852	8,076
Total current assets	285,595	356,548
Property and equipment, net	11,368	15,821
Operating lease right-of-use assets, net	15,148	23,998
Goodwill	11,038	11,038
Restricted cash	4,113	4,164
Other non-current assets	3,519	2,399
Total assets	$330,781	$413,968

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$42,884	$62,171
Deferred revenue	47,668	53,142
Accrued liabilities	97,707	121,766
Income tax payable	96	267
Total current liabilities	188,355	237,346
Non-current deferred revenue	3,235	16,563
Non-current operating lease liabilities	22,780	25,029
Non-current income taxes payable	111	104
Other non-current liabilities	1,515	1,159
Total liabilities	215,996	280,201
Stockholders’ Equity:
Preferred stock: $0.001 par value; 50,000,000 shares authorized; none issued or outstanding	—	—
Common stock: : $0.001 par value; 500,000,000 shares authorized; shares issued and outstanding: 82,916,535 at June 27, 2021 and 79,336,242 at December 31, 2020	83	79
Additional paid-in capital	381,511	366,455
Accumulated other comprehensive income	—	3
Accumulated deficit	(266,809)	(232,770)
Total stockholders’ equity	114,785	133,767
Total liabilities and stockholders’ equity	$330,781	$413,968

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended			Six Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(in thousands, except percentage and per share data)
Revenue:
Products	$73,311	$59,761	$49,603	$133,072	$100,326
Services	25,260	22,795	17,029	48,055	31,756
Total revenue	98,571	82,556	66,632	181,127	132,082
Cost of revenue:
Products	62,019	47,157	51,186	109,176	103,374
Services	10,383	9,592	9,957	19,975	19,266
Total cost of revenue	72,402	56,749	61,143	129,151	122,640
Gross profit	26,169	25,807	5,489	51,976	9,442
Gross margin	26.6%	31.3%	8.2%	28.7%	7.1%
Operating expenses:
Research and development	16,251	14,791	14,192	31,042	29,435
Sales and marketing	12,459	11,207	11,713	23,666	22,751
General and administrative	13,559	11,227	9,837	24,786	28,621
Impairment charges	9,116	—	—	9,116	—
Separation expense	605	54	82	659	161
Gain on sale of business	—	—	—	—	(292)
Total operating expenses	51,990	37,279	35,824	89,269	80,676
Loss from operations	(25,821)	(11,472)	(30,335)	(37,293)	(71,234)
Operating margin	(26.2)%	(13.9)%	(45.5)%	(20.6)%	(53.9)%
Interest income	3	24	151	27	686
Other income (expense), net	2,662	909	1,111	3,571	2,294
Loss before income taxes	(23,156)	(10,539)	(29,073)	(33,695)	(68,254)
Provision for income taxes	164	180	183	344	328
Net loss	$(23,320)	$(10,719)	$(29,256)	$(34,039)	$(68,582)
Net loss per share:
Basic	$(0.28)	$(0.13)	$(0.38)	$(0.42)	$(0.89)
Diluted	$(0.28)	$(0.13)	$(0.38)	$(0.42)	$(0.89)
Weighted average shares used to compute net loss per share:
Basic	82,134	80,370	77,885	81,275	77,229
Diluted	82,134	80,370	77,885	81,275	77,229

ARLO TECHNOLOGIES, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 27, 2021	June 28, 2020
	(In thousands)
Cash flows from operating activities:
Net loss	$(34,039)	$(68,582)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	19,949	17,337
Impairment charges	9,116	—
Depreciation and amortization	3,169	5,476
Allowance for credit losses and inventory reserves	(1,085)	1,182
Deferred income taxes	(115)	27
Premium amortization (discount accretion) on investments, net	(3)	44
Gain on sale of business	—	(292)
Changes in assets and liabilities:
Accounts receivable, net	25,736	80,650
Inventories	22,652	1,827
Prepaid expenses and other assets	(4,782)	8,745
Accounts payable	(19,189)	(58,669)
Deferred revenue	(18,802)	(11,553)
Accrued and other liabilities	(26,073)	(24,875)
Net cash used in operating activities	(23,466)	(48,683)
Cash flows from investing activities:
Purchases of property and equipment	(1,066)	(1,184)
Purchases of short-term investments	—	(25,094)
Maturities of short-term investments	20,000	25,000
Net cash provided by (used in) investing activities	18,934	(1,278)
Cash flows from financing activities:
Proceeds related to employee benefit plans	6,136	1,856
Restricted stock unit withholdings	(9,084)	(3,149)
Net cash used in financing activities	(2,948)	(1,293)
Net decrease in cash and cash equivalents and restricted cash	(7,480)	(51,254)
Cash and cash equivalents and restricted cash, at beginning of period	190,291	240,819
Cash and cash equivalents and restricted cash, at end of period	$182,811	$189,565

Non-cash investing and financing activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$549	$1,523

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES

UNAUDITED STATEMENT OF OPERATIONS DATA:

	Three Months Ended			Six Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(in thousands, except percentage data)
GAAP gross profit:
Products	$11,292	$12,604	$(1,583)	$23,896	$(3,048)
Services	14,877	13,203	7,072	28,080	12,490
Total GAAP gross profit	26,169	25,807	5,489	51,976	9,442
GAAP gross margin:
Products	15.4%	21.1%	(3.2)%	18.0%	(3.0)%
Services	58.9%	57.9%	41.5%	58.4%	39.3%
Total GAAP gross margin	26.6%	31.3%	8.2%	28.7%	7.1%
Stock-based compensation expense	1,289	874	562	2,163	1,065
Amortization of intangibles	—	—	357	—	713
Restructuring and other charges	—	—	—	—	23
Non-GAAP gross profit:
Products	12,581	13,478	(664)	26,059	(1,247)
Services	14,877	13,203	7,072	28,080	12,490
Total Non-GAAP gross profit	$27,458	$26,681	$6,408	$54,139	$11,243
Non-GAAP gross margin:
Products	17.2%	22.6%	(1.3)%	19.6%	(1.2)%
Services	58.9%	57.9%	41.5%	58.4%	39.3%
Total Non-GAAP gross margin	27.9%	32.3%	9.6%	29.9%	8.5%

GAAP research and development	$16,251	$14,791	$14,192	$31,042	$29,435
Stock-based compensation expense	(3,832)	(2,556)	(1,729)	(6,388)	(3,389)
Non-GAAP research and development	$12,419	$12,235	$12,463	$24,654	$26,046

GAAP sales and marketing	$12,459	$11,207	$11,713	$23,666	$22,751
Stock-based compensation expense	(1,638)	(1,190)	(984)	(2,828)	(1,735)
Non-GAAP sales and marketing	$10,821	$10,017	$10,729	$20,838	$21,016

GAAP general and administrative	$13,559	$11,227	$9,837	$24,786	$28,621
Stock-based compensation expense	(4,850)	(3,720)	(1,289)	(8,570)	(11,148)
Restructuring and other charges	—	—	—	—	(21)
Strategic initiative and transaction expenses	—	—	(206)	—	(751)
Litigation reserves, net	(157)	(10)	(249)	(167)	(256)
Non-GAAP general and administrative	$8,552	$7,497	$8,093	$16,049	$16,445

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(in thousands, except percentage and per share data)
GAAP total operating expenses	$51,990	$37,279	$35,824	$89,269	$80,676
Separation expense	(605)	(54)	(82)	(659)	(161)
Strategic initiative and transaction expenses	—	—	(206)	—	(751)
Stock-based compensation expense	(10,320)	(7,466)	(4,002)	(17,786)	(16,272)
Impairment charges	(9,116)	—	—	(9,116)	—
Restructuring and other charges	—	—	—	—	(21)
Litigation reserves, net	(157)	(10)	(249)	(167)	(256)
Gain on sale of business	—	—	—	—	292
Non-GAAP total operating expenses	$31,792	$29,749	$31,285	$61,541	$63,507

GAAP operating loss	$(25,821)	$(11,472)	$(30,335)	$(37,293)	$(71,234)
GAAP operating margin	(26.2)%	(13.9)%	(45.5)%	(20.6)%	(53.9)%
Separation expense	605	54	82	659	161
Strategic initiative and transaction expenses	—	—	206	—	751
Stock-based compensation expense	11,609	8,340	4,564	19,949	17,337
Impairment charges	9,116	—	—	9,116	—
Amortization of intangibles	—	—	357	—	713
Restructuring and other charges	—	—	—	—	44
Litigation reserves, net	157	10	249	167	256
Gain on sale of business	—	—	—	—	(292)
Non-GAAP operating loss	$(4,334)	$(3,068)	$(24,877)	$(7,402)	$(52,264)
Non-GAAP operating margin	(4.4)%	(3.7)%	(37.3)%	(4.1)%	(39.6)%

GAAP other income (expense), net	$2,662	$909	$1,111	$3,571	$2,294
Employee Retention Credit	$(1,811)	$—	$—	$(1,811)	$—
Non-GAAP other income (expense), net	$851	$909	$1,111	$1,760	$2,294

GAAP provision for income taxes	$164	$180	$183	$344	$328
GAAP income tax rate	(0.7)%	(1.7)%	(0.6)%	(1.0)%	(0.5)%
Tax effects	—	—	2	—	31
Non-GAAP provision for income taxes	$164	$180	$181	$344	$297
Non-GAAP income tax rate	(4.7)%	(8.4)%	(0.8)%	(6.1)%	(0.6)%

ARLO TECHNOLOGIES, INC.

RECONCILIATIONS OF GAAP MEASURES TO NON-GAAP MEASURES (CONTINUED)

UNAUDITED STATEMENT OF OPERATIONS DATA (CONTINUED):

	Three Months Ended			Six Months Ended
	June 27, 2021	March 28, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(in thousands, except percentage and per share data)
GAAP net loss	$(23,320)	$(10,719)	$(29,256)	$(34,039)	$(68,582)
Separation expense	605	54	82	659	161
Strategic initiative and transaction expenses	—	—	206	—	751
Stock-based compensation expense	11,609	8,340	4,564	19,949	17,337
Impairment charges	9,116	—	—	9,116	—
Amortization of intangibles	—	—	357	—	713
Restructuring and other charges	—	—	—	—	44
Litigation reserves, net	157	10	249	167	256
Gain on sale of business	—	—	—	—	(292)
Employee Retention Credit	(1,811)	—	—	(1,811)	—
Tax effects	—	—	2	—	31
Non-GAAP net loss	$(3,644)	$(2,315)	$(23,796)	$(5,959)	$(49,581)

NET LOSS PER DILUTED SHARE:
GAAP net loss per diluted share	$(0.28)	$(0.13)	$(0.38)	$(0.42)	$(0.89)
Separation expense	0.01	—	—	0.01	0.01
Strategic initiative and transaction expenses	—	—	—	—	0.01
Stock-based compensation expense	0.14	0.10	0.06	0.25	0.22
Impairment charges	0.11	—	—	0.11	—
Amortization of intangibles	—	—	0.01	—	0.01
Employee Retention Credit	$(0.02)	$—	$—	$(0.02)	$—
Non-GAAP net loss per diluted share	$(0.04)	$(0.03)	$(0.31)	$(0.07)	$(0.64)

Shares used in computing GAAP net loss per diluted share	82,134	80,370	77,885	81,275	77,229
Shares used in computing non-GAAP net loss per diluted share	82,134	80,370	77,885	81,275	77,229

ARLO TECHNOLOGIES, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	Three Months Ended
	June 27, 2021	March 28, 2021	December 31, 2020	September 27, 2020	June 28, 2020
	(in thousands, except headcount and per share data)
Cash, cash equivalents and short-term investments	$178,698	$177,113	$206,124	$193,611	$205,454
Cash, cash equivalents and short-term investments per diluted share	$2.18	$2.20	$2.60	$2.46	$2.64

Accounts receivable, net	$51,890	$51,121	$77,643	$56,431	$46,466
Days sales outstanding	48	54	64	47	63

Inventories	$43,155	$55,972	$64,705	$69,038	$65,814
Inventory turns	5.7	3.4	5.0	4.6	3.1

Weeks of channel inventory:
U.S. retail channel	8.0	12.5	9.2	8.4	6.6
U.S. distribution channel	12.5	9.6	11.7	8.6	8.4
APAC distribution channel	8.6	6.9	2.8	4.2	6.8

Deferred revenue (current and non-current)	$50,903	$61,604	$69,705	$38,530	$54,546

Cumulative registered accounts (1)	5,527	5,275	5,047	4,774	4,518
Cumulative paid accounts (2)	695	549	435	356	298

Headcount	349	355	359	358	355
Non-GAAP diluted shares	82,134	80,370	79,164	78,662	77,885
_________________________

(1)    We define our registered accounts at the end of a particular period as the number of unique registered accounts on the Arlo platform as of the end of such particular period, and includes accounts owned by Verisure S.a.r.l.. The number of registered accounts does not necessarily reflect the number of end-users on the Arlo platform, as one registered account may be used by multiple people.

(2)     Paid accounts worldwide measured as any account where a subscription to a paid service is being collected (either by the Company or by the Company’s customers or channel partners), plus paid service plans of a duration of more than 3 months bundled with products (such bundles being counted as a paid account after 90 days have elapsed from the date of registration). Paid accounts includes accounts transferred to Verisure S.a.r.l..

REVENUE BY GEOGRAPHY

	Three Months Ended						Six Months Ended
	June 27, 2021		March 28, 2021		June 28, 2020		June 27, 2021		June 28, 2020
	(in thousands, except percentage data)
Americas	$66,681	68%	$49,636	60%	$50,999	76%	$116,317	65%	$101,169	77%
EMEA	25,101	25%	24,591	30%	11,263	17%	49,692	27%	18,521	14%
APAC	6,789	7%	8,329	10%	4,370	7%	15,118	8%	12,392	9%
Total	$98,571	100%	$82,556	100%	$66,632	100%	$181,127	100%	$132,082	100%